Note 8 - Vessels and Advances, Net	12 Months Ended
Dec. 31, 2025
Notes To Financial Statements [Abstract]
Vessels and advances, net [Text block]

8. Vessels and advances, net:

The amounts in the accompanying consolidated balance sheets are as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2024	$3,998,365	$(1,166,054)	$2,832,311
Depreciation	-	(125,365)	(125,365)
Other vessels’ costs	8,222	-	8,222
Balance, December 31, 2024	4,006,587	(1,291,419)	2,715,168
Depreciation	-	(129,074)	(129,074)
Vessel acquisitions, advances and other vessels’ costs	152,888	-	152,888
Balance, December 31, 2025	$4,159,475	$(1,420,493)	$2,738,982

During the year ended December 31, 2025, the Company prepaid the outstanding balance of Sykes Maritime Co. finance lease liabilities (Note 11) and re-acquired the 2018-built, 3,800 TEU container vessel Polar Brasil.

In addition, during the year ended December 31, 2025, the Company: (i) entered into a memorandum of agreement with an unrelated third party to acquire the 2006-built, 6,541 TEU capacity container vessel Maersk Puelo. Concurrently, the Company entered into a time charter agreement with the same third party to charter the vessel back for a period ranging from a minimum of 13 months to a maximum of 72 months, at the charterer’s option. On the basis that the fair value of the vessel on a charter-free basis exceeded the purchase price, the Company concluded that the purchase price should be adjusted to reflect the off-market terms of the leaseback by recognizing a deferred rent liability of $46,500. This deferred rent is recognized as lease income on a straight-line basis over the estimated lease term (Note 12(b)), (ii) entered into newbuilding contracts with a shipyard for the construction of six newbuild container vessels, each with approximately 3,100 TEU capacity (Note 13(b)). The six newbuild vessels are expected to be delivered between the second quarter of 2027 and the first quarter of 2028, whereupon they will each commence an eight-year time charter with their respective charterers. During the year ended December 31, 2025, in connection with the (i) and (ii) above the Company paid the amount of $55,848, in the aggregate.

During the year ended December 31, 2023, the Company purchased the 51% equity interest held by funds managed and/or advised by York Capital Management Global Advisors LLC and its affiliate Sparrow Holdings, L.P. (collectively, “York”) in the company owning the 2001-built, 1,550 TEU capacity containership Arkadia, at a consideration price of $4,692. As a result, the Company acquired the controlling interest and became the sole shareholder of the vessel owning company. The favorable lease terms associated with the vessel were recorded as an intangible asset (“Time charter assumed”) at the time of the acquisition in the amount of $320. Management accounted for this acquisition as an asset acquisition under ASC 805 “Business Combinations”.

During the year ended December 31, 2023, the Company sold the container vessels Sealand Washington and Maersk Kalamata, which were held for sale at December 31, 2022 and the container vessel Oakland and recognized an aggregate net gain of $87,965, which is included in Gain on sale of vessels, net in the accompanying consolidated statement of income for the year ended December 31, 2023.

During the years ended December 31, 2023, 2024 and 2025, the Company did not record any impairment loss in relation to its vessels.

As of December 31, 2025, 60 of the Company’s vessels, with a total carrying value of $2,358,507, have been provided as collateral to secure the long-term debt discussed in Note 10. This excludes the vessels YM Totality, YM Target and YM Tiptop, and six unencumbered vessels.